UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Portman Ridge Finance Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Portman Ridge Finance Corporation

650 Madison Avenue

New York, New York 10022

Dear Stockholders:

You are cordially invited to attend the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of Portman Ridge Finance Corporation, a Delaware corporation (“PTMN” or the “Company”), to be held virtually on June 25, 2024, at 11:00 a.m., Eastern Time at the following website: www.virtualshareholdermeeting.com/PTMN2024.

Stockholders of record of common stock of PTMN, par value $0.01 per share, at the close of business on April 26, 2024 are entitled to notice of, and to vote at, the Annual Meeting or any postponement or adjournment thereof. Details of the business to be conducted at the Annual Meeting are given in the accompanying Notice of Annual Meeting and proxy statement. The proxy statement and PTMN’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 are being made available to PTMN’s stockholders via the Internet on or about April 29, 2024. Your vote is very important to us.

The Board of Directors of PTMN (“Board”) unanimously recommends that you (i) vote “FOR” the election of each of the nominees proposed by the Board and described in the accompanying proxy statement, and (ii) vote “FOR” the proposal to ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2024. You can vote for the Board nominees and to ratify the Company’s independent registered public accounting firm by following the instructions on the Notice of Internet Availability of Proxy Materials and voting by Internet or telephone.

It is important that your shares be represented at the Annual Meeting. Please follow the instructions on the Notice of Internet Availability of Proxy Materials and authorize a proxy via the Internet or telephone to vote your shares. We encourage you to vote via the Internet as it saves us significant time and processing costs. However, the Notice of Internet Availability of Proxy Materials includes instructions on how to request a hard copy of the proxy statement and proxy card for the Annual Meeting free of charge, and you may vote your proxy by returning your proxy card to us after you request the hard copy materials. If you are the beneficial owner of your shares, you will need to follow the instructions provided by your broker, bank trustee or nominee regarding how to instruct your broker, bank, trustee or nominee to vote your shares at the Annual Meeting. Voting by proxy does not deprive you of your right to participate in the virtual Annual Meeting.

No matter how many or few shares in the Company you own, your vote and participation are very important to us.

Sincerely,

/s/ Ted Goldthorpe
Ted Goldthorpe
President and Chief Executive Officer

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on June 25, 2024.

The accompanying proxy statement and PTMN’s Annual Report on Form 10-K for the year ended December 31, 2023 are available at www.PortmanRidge.com.

PORTMAN RIDGE FINANCE CORPORATION

650 Madison Avenue

New York, New York 10022

NOTICE OF VIRTUAL 2024 ANNUAL MEETING OF STOCKHOLDERS

Online Meeting Only – No Physical Meeting Location

www.virtualshareholdermeeting.com/PTMN2024

June 25, 2024, 11:00 a.m., Eastern Time

Dear Stockholders:

The 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of Portman Ridge Finance Corporation, a Delaware corporation (“PTMN” or the “Company”), will be conducted virtually, solely by the means of remote communication, on June 25, 2024, at 11:00 a.m., Eastern Time at the following website: www.virtualshareholdermeeting.com/PTMN2024.

At the Annual Meeting, in addition to transacting such other business as may properly come before the meeting and any postponements or adjournments thereof, the stockholders of the Company will consider and vote on the following proposals:

(1)	The election of three directors, who will each serve until the 2027 Annual Meeting of Stockholders and until his successor is duly elected and qualified; and

(2)	To ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2024.

THE COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE COMPANY’S DIRECTOR NOMINEES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AND “FOR” THE PROPOSAL TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024.

You have the right to receive notice of, and to vote at, the Annual Meeting as to the proposals if you were a stockholder of record of common stock of PTMN, par value $0.01 per share, at the close of business on April 26, 2024. A list of these stockholders will be open for examination by any stockholder for any purpose germane to the Annual Meeting for a period of 10 days prior to the Annual Meeting at the Company’s principal executive offices at 650 Madison Avenue, New York, New York 10022, and electronically during the Annual Meeting at www.virtualshareholdermeeting.com/PTMN2024 when you enter your 16-Digit control number. The Company is furnishing a proxy statement and proxy card to its stockholders on the Internet, rather than mailing printed copies of those materials to each of its stockholders. If you received a Notice of Internet Availability of Proxy Materials by mail, you will not receive a printed copy of the proxy statement and proxy card unless you request them. Instead, the Notice of Internet Availability of Proxy Materials will instruct you as to how you may access and review the proxy statement, and vote your proxy, on the Internet.

Whether or not you plan to participate in the Annual Meeting, we encourage you to vote your shares by following the instructions on the Notice of Internet Availability of Proxy Materials.

We are not aware of any other business, or any other nominees for election as directors of the Company, that may properly be brought before the Annual Meeting.

Thank you for your continued support of the Company.

By order of the Board of Directors,

/s/ Brandon Satoren
Brandon Satoren
Secretary

New York, New York

April 29, 2024

To ensure proper representation at the Annual Meeting, please follow the instructions on the Notice of Internet Availability of Proxy Materials to authorize a proxy to vote your shares via the Internet or telephone, or by requesting, signing, dating and returning a proxy card. Even if you vote your shares prior to the Annual Meeting, you still may participate in the virtual Annual Meeting.

PORTMAN RIDGE FINANCE CORPORATION

650 Madison Avenue

New York, New York 10022

PROXY STATEMENT

Virtual 2024 Annual Meeting of Stockholders

General

We are furnishing you this proxy statement in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Portman Ridge Finance Corporation, a Delaware corporation (“PTMN”, “Company,” “we,” “us,” or “our”) for use at the Company’s virtual 2024 Annual Meeting of Stockholders (the “Annual Meeting”) that will be held solely by means of remote communication. This proxy statement and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 are being made available to its stockholders via the Internet on or about April 29, 2024.

We encourage you to vote your shares by following the instructions on the Notice of Internet Availability of Proxy Materials and granting a proxy (i.e., authorizing someone to vote your shares). If you provide voting instructions, either via the Internet, by telephone or by requesting, signing, dating and returning a proxy card, and the Company receives them in time for the Annual Meeting, the persons named as proxies will vote your shares in the manner that you specified.

Annual Meeting Information

The Annual Meeting will be a completely virtual meeting that will be held solely by means of remote communication. There will be no physical meeting location and the meeting will only be conducted via live webcast. The virtual Annual Meeting will be held on June 25, 2024 at 11:00 a.m., Eastern Time. To participate in the Annual Meeting, visit www.virtualshareholdermeeting.com/PTMN2024 and enter the 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on the proxy card you received, or in the instructions that accompanied your proxy materials for the Company. If you hold shares of the Company’s common stock through a broker, bank, trustee or nominee and want to participate in the virtual Annual Meeting, you must follow the instructions you receive from your broker, bank, trustee or nominee. Online check-in will begin at 10:45 a.m., Eastern Time. Please allow time for online check-in procedures.

You are entitled to attend and participate in the virtual Annual Meeting only if you are a record stockholder of common stock of PTMN, par value $0.01 per share as of the close of business on the record date for the Annual Meeting, which is April 26, 2024 (the “Record Date”), or you hold a valid proxy for the Annual Meeting.

Availability of Proxy and Annual Meeting Materials

This proxy statement and PTMN’s Annual Report on Form 10-K for the year ended December 31, 2023 are available at www.PortmanRidge.com.

Purpose of Annual Meeting

In addition to transacting such other business as may properly come before the Annual Meeting and any postponements or adjournments thereof, at the Annual Meeting, the stockholders of the Company will be asked to consider and vote on the following proposals:

1.	The election of three directors, who will each serve until the 2027 Annual Meeting of Stockholders and until his successor is duly elected and qualified; and

2.	The ratification of the selection of Deloitte & Touche LLP (“Deloitte”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

Voting Information

General

THE COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE COMPANY’S DIRECTOR NOMINEES DESCRIBED IN THIS PROXY STATEMENT AND “FOR” THE PROPOSAL TO RATIFY THE APPOINTMENT OF DELOITTE AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024.

Voting Securities

You may cast one vote for each share of common stock of the Company that you owned as of the Record Date for each matter submitted for a vote at the Annual Meeting. Each share of a Company’s common stock has equal voting rights with all other shares of the Company’s common stock, which is the only class of voting securities outstanding of the Company. As of the close of business on the Record Date, the Company had 9,311,908 shares of common stock outstanding and entitled to vote.

Quorum Required

For the Company to conduct business at the Annual Meeting, a quorum of stockholders must be present at the Annual Meeting. The presence at the Annual Meeting, in person (virtually) or by proxy, of the holders entitled to cast a majority of the shares of the Company’s common stock outstanding on the Record Date will constitute a quorum. Abstentions will be treated as shares present for quorum purposes.

Shares for which brokers have not received voting instructions from the beneficial owner of the shares and do not have discretionary authority to vote on certain proposals (which are considered “broker non-votes” with respect to such proposals) will be treated as shares present for quorum purposes.

The Chairman of the Annual Meeting for the Company shall have the power to adjourn the Annual Meeting, whether or not a quorum is present, from time to time for any reason and without notice other than announcement at the Annual Meeting.

Submitting Voting Instructions for Shares Held Through a Broker, Bank, Trustee or Nominee

If you hold shares of the Company’s common stock through a broker, bank, trustee or nominee, you must direct your intermediary regarding how you would like your shares voted by following the voting instructions you receive from your broker, bank, trustee or nominee. If you hold shares of the Company’s common stock through a broker, bank, trustee or nominee and want to participate in the virtual Annual Meeting, you must follow the instructions you receive from your broker, bank, trustee or nominee. Please instruct your broker, bank, trustee or nominee regarding how you would like your shares voted so your vote can be counted.

Discretionary Voting

Brokers, banks, trustees and nominees have discretionary authority to vote on “routine” matters, but not on “non-routine” matters. The “routine” matter being considered by the Company at this Annual Meeting is the ratification of the appointment of the Company’s independent registered public accounting firm, and the “non-routine” matter being considered by the Company at this Annual Meeting is the election of directors. If you hold your shares in street name (or “nominee name”) and do not provide your broker, bank, trustee or nominee who holds such shares of record with specific instructions regarding how to vote on the Company’s proposal to elect directors, your broker will not be permitted to vote your shares on the “non-routine” proposal.

Please note that to be sure your vote is counted on the Company’s proposal to elect directors, you should instruct your broker, bank, trustee or nominee how to vote your shares by following the voting instructions provided by your broker, bank, trustee or nominee. If you do not provide voting instructions, votes may not be cast on your behalf with respect to such proposal.

Authorizing a Proxy for Shares Held in Your Name

If you are a record holder of shares of the Company’s common stock, you may authorize a proxy to vote on your behalf by following the instructions provided on the Notice of Internet Availability of Proxy Materials. Authorizing your proxy will not limit your right to participate in the virtual Annual Meeting and vote your shares online. A properly completed and submitted proxy will be voted in accordance with your instructions unless you subsequently revoke your instructions. If you authorize a proxy without indicating your voting instructions, the proxyholder will vote your shares according to the Board’s recommendations. Internet and telephone voting procedures are designed to authenticate the stockholder’s identity and to allow stockholders to vote their shares and confirm that their instructions have been properly recorded. Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you had marked, signed and returned a proxy card.

Receipt of Multiple Proxy Cards

Some of the Company’s stockholders hold their shares in more than one account and may receive a separate Notice of Internet Availability of Proxy Materials for each of those accounts. To ensure that all of your shares are represented at the Annual Meeting, we recommend that you vote by following the instructions in each Notice of Internet Availability of Proxy Materials you receive.

Revoking Your Proxy

If you are a stockholder of record of the Company, you can revoke your proxy at any time before it is exercised by: (i) delivering a written revocation notice that is received prior to the Annual Meeting to Portman Ridge Finance Corporation at 650 Madison Avenue, New York, New York 10022, Attention: Secretary; (ii) submitting a later-dated proxy that we receive before the conclusion of voting at the Annual Meeting; or (iii) participating in the virtual Annual Meeting and voting online. If you hold shares of the Company’s common stock through a broker, bank, trustee or nominee, you must follow the instructions you receive from them in order to revoke your voting instructions. Participating in the virtual Annual Meeting does not revoke your proxy unless you also vote online at the Annual Meeting.

Votes Required

Election of directors. The affirmative vote of a plurality of the shares of PTMN’s common stock outstanding and entitled to vote thereon at the Annual Meeting is required to elect each director nominee of the Company (i.e., the three candidates receiving the most “for” votes will win each election). Stockholders may not cumulate their votes. Abstentions, votes to “withhold authority” and broker non-votes will have no effect on this proposal, although they will be considered present for the purpose of determining the presence of a quorum.

Ratification of independent registered public accounting firm. The affirmative vote of a majority of the votes cast at the Annual Meeting is required to ratify the appointment of Deloitte to serve as the Company’s independent registered public accounting firm (i.e., the number of shares voted “for” the ratification of the appointment of Deloitte exceeds the number of votes “against” the ratification of the appointment of Deloitte). Abstentions and broker non-votes, if any, will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal, although they will be considered present for the purpose of determining the presence of a quorum.

Information Regarding This Solicitation

The Company will bear the expense of the solicitation of proxies and other expenses related to the Annual Meeting. In addition to mail and e-mail, proxies may be solicited personally, via the Internet or by telephone or facsimile, by regular employees of the Company’s adviser or administrator, and its affiliates. No additional compensation will be paid to such regular employees for such services. The Company intends to engage Broadridge Financial Solutions, Inc. to provide proxy solicitation services, and the Company expects to pay market rates of approximately $9,000 for such services. It is expected that Broadridge Financial Solutions, Inc. will aid in the distribution and collection of proxy votes. You could be contacted by telephone on behalf of the Company and be urged to vote. The solicitor will not attempt to influence how you vote your shares, but will only ask that you take the time to cast a vote. The Company will reimburse brokers and other persons holding the Company’s common stock in their names, or in the names of nominees, for their expenses for forwarding proxy materials to principals and beneficial owners and obtaining their proxies. The principal address of PTMN’s investment adviser, Sierra Crest Investment Management LLC (“Sierra Crest” or “Adviser”) is 650 Madison Avenue, New York, New York 10022.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of the Record Date, the beneficial ownership information of each current director, including the nominees for director, as well as the Company’s executive officers, each person known to it to beneficially own 5% or more of the outstanding shares of its common stock, and the executive officers and directors as a group. Percentage of beneficial ownership is based on 9,311,908 shares of the Company’s common stock outstanding as of the Record Date.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (“SEC”) and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of the shares of the Company’s common stock is based upon filings by such persons with the SEC and other information obtained from such persons, if available.

Unless otherwise indicated, the Company believes that each beneficial owner set forth in the table below has sole voting and investment power over the shares beneficially owned by such beneficial owner. The directors are divided into two groups — interested directors and independent directors. Each interested director is an “interested person” (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Company. The address of all executive officers and directors is c/o Portman Ridge Finance Corporation at 650 Madison Avenue, New York, New York 10022.

	Number of Shares(1)	Percentage of Class
Name and Address
Directors and Executive Officers:
Independent Directors
Alexander Duka	1,000	*
George Grunebaum	—	—
Christopher Lacovara(2)	21,263	*
Dean C. Kehler(3)	167,400	1.8%
Robert Warshauer	2,000	*
Matthew Westwood	4,571	*
Joseph Morea	1,821	*
Jennifer Kwon Chou	—	—
Interested Director
Ted Goldthorpe	9,765	*
Executive Officers
Brandon Satoren	20	—
David Held	—	—
Patrick Schafer	7,748	*
Directors and Executive Officers as a Group	215,588	2.3%
5% Holders
Repertoire(4)	671,767	7.1%

*	Represents less than 1%.
(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934 (the “Exchange Act”).
(2)

Excludes shares of common stock held by KKAT Acquisition Company III, LLC, KKAT Acquisition Company IV, LLC, KKAT Acquisition Company V, LLC, KKAT Acquisition Company VII, LLC and KKAT Acquisition Company VIII, LLC (the “KKAT Entities”). Mr. Lacovara is a member of the KKAT Entities and therefore may have a pecuniary interest in certain of the shares held by the KKAT Entities. Mr. Lacovara disclaims beneficial ownership of the shares held by the KKAT Entities except to the extent of his pecuniary interests therein.

(3)	Mr. Kehler indicated that he has sole dispositive and voting power over 72,500 (as adjusted for the reverse stock split) of such shares which were delivered at the closing of the transaction.

(4)

As reported on a Schedule 13G/A filed by Repertoire Partners LP (f/k/a Sarpa Management LP), Repertoire Holdings LLC, Repertoire Partners GP LLC, Repertoire Master Fund LP, and Deepak Sarpangal (collectively, “Repertoire”) on February 14, 2024. The principal address of Repertoire is 31 Hudson Yards, 11th Floor, Suite #43, New York, NY 10001.

The following table sets forth, as of the Record Date, the dollar range of our equity securities that is beneficially owned by each of the current directors of the Company.

Name of Director	Dollar Range of Equity Securities($)(1)(2)
Independent Directors
Alexander Duka	$10,001-$50,000
George Grunebaum	None
Christopher Lacovara	Over $100,000
Dean C. Kehler	Over $100,000
Robert Warshauer	$10,001-$50,000
Matthew Westwood	$50,000-$100,000
Joseph Morea	$10,001-$50,000
Jennifer Kwon Chou	None
Non-Independent Directors
Ted Goldthorpe	Over $100,000
Non-Independent Director Nominee
Patrick Schafer	Over $100,000

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.
(2)

Based on the closing price of PTMN Common Stock on NASDAQ on April 26, 2024 of $19.55 per share. The dollar range of equity securities beneficially owned are: none, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or Over $100,000.

The following table sets forth the dollar range of equity interests beneficially owned by any of our independent directors and his or her immediate family as of December 31, 2023 in other funds managed by the Adviser or its affiliates.

Name of Director	Name of Owners	Name of Investment	Title of Class	Value of Securities(1)
Alexander Duka	Alexander Duka and Barbara Duka	BC Partners Special Opportunities Fund I LP	Limited Partnership	Over $100,000

Alexander Duka	Alexander Duka and Barbara Duka	BC Partners Lending Corporation	Common Stock	Over $100,000

Alexander Duka	Alexander Duka	BC Partners Fund XI	Limited Partnership	Over $100,000

George Grunebaum	George Grunebaum	BC Partners Lending Corporation	Common Stock	Over $100,000

Robert Warshauer	Robert Warshauer	BC Partners Lending Corporation	Common Stock	Over $100,000

Robert Warshauer	Robert Warshauer	BCP Special Opportunities Fund I LLP	Limited Partnership	Over $100,000

(1)	Dollar ranges are as follows: none, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or Over $100,000.

PROPOSAL 1 — ELECTION OF DIRECTORS

The business and affairs of the Company are managed under the oversight of its Board. PTMN’s Board currently consists of nine members, eight of whom are not “interested persons,” as defined in Section 2(a)(19) of the 1940 Act. The Board may modify the number of its members in accordance with the Company’s bylaws, except that no decrease in the number of directors will shorten the term of any incumbent director. The 1940 Act and Nasdaq rules require that the Company maintain a majority of independent directors on its Board, and Nasdaq rules provide that a director of a business development company is considered to be independent if he or she is not an “interested person,” as defined in Section 2(a)(19) of the 1940 Act. Therefore, under both the 1940 Act and applicable Nasdaq rules, a majority of the directors of PTMN’s Board is independent.

Under the Certificate of Incorporation of PTMN, directors are divided into three classes. At each annual meeting of stockholders of the Company, the successors to the directors whose terms expire at such meeting will be elected to serve until the annual meeting of stockholders held in the third year following the year of his or her election and until his or her successor has been duly elected and qualified or any director’s earlier resignation, removal from office, death or incapacity.

Each of Messrs. Goldthorpe and Duka has been nominated for re-election and Mr. Schafer has been nominated for election to the Board of PTMN, for a three-year term expiring at the 2027 annual meeting of stockholders of the Company.

No person being nominated as a director at the Annual Meeting is being proposed for election pursuant to any agreement or understanding between any such person and the Company.

Required Vote

The affirmative vote of a plurality of the shares of PTMN’s common stock outstanding and entitled to vote thereon at the Annual Meeting is required to elect each director nominee of the Company (i.e., the three candidates receiving the most “for” votes will win each election). Any stockholder of PTMN as of the Record Date can vote for or withhold authority on each of the director nominees of the Company. Abstentions, votes to “withhold authority” and broker non-votes will have no effect on the election of any director nominee, although they will be considered present for the purpose of determining the presence of a quorum. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy “FOR” the election of the nominees named above. If a nominee should be unable to serve or for good cause will not serve as a director, it is intended that the proxy will be voted for the election of such person nominated by the Board as a replacement. The Board has no reason to believe that any director nominee named will be unable or unwilling to serve.

The Company’s Board unanimously recommends a vote “FOR” each of the Company’s director nominees described in this proxy statement.

Director and Executive Officer Information

Directors

Information regarding the Company’s nominees for election as a director at the Annual Meeting and the Company’s continuing directors is set forth below. We have divided the directors into two groups — independent directors and interested directors. Each interested director is an “interested person” of the Company, as defined in Section 2(a)(19) of the 1940 Act.

Name, Address, and Age(1)	Company – Length of Time Served; Term of Office	Principal Occupation(s) During the Past Five Years	Number of Portfolios in the Fund Complex(2) Overseen by the Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director During the Past Five Years(3)
Interested Director
Ted Goldthorpe* (47)	Class III Director since April 2019; term expires, if elected, in 2027	President and CEO of PTMN since April 2019 and BC Partners Lending Corporation (“BCPL”) since April 2018, Alternative Credit Income Fund since October 2020 and Logan Ridge Finance Corporation (“LRFC”) since July 2021, Opportunistic Credit Interval Fund since January 2022. Mr. Goldthorpe also currently serves as the CEO and Chairman of Mount Logan Capital Inc. Executive Officer of Sierra Crest and Managing Partner of BC Partners Credit (“BCP Credit”) since 2017. Mr. Goldthorpe was President of Apollo Investment Corporation and Chief Investment Officer of Apollo Investment Management from 2012 to 2016.	5	A member of the board of directors of Mount Logan Capital Inc. since October 2018; a member of the board of directors of BCPL since 2018; a member of the board of trustees of the Alternative Credit Income Fund since 2020; a member of LRFC since July 2021; a member of the board of trustees of the Opportunistic Credit Interval Fund since April 2022.

Patrick Schafer* (38)	Class III Director, if elected; term expires, if elected, in 2027	Chief Investment Officer of PTMN since April 2019 and BCP Credit since May 2018. Mr. Schafer was Managing Director in Direct Originations at Apollo Global Management in the Opportunistic Credit group from 2011 to 2018.	1	None

Name, Address, and Age(1)	Company – Length of Time Served; Term of Office	Principal Occupation(s) During the Past Five Years	Number of Portfolios in the Fund Complex(2) Overseen by the Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director During the Past Five Years(3)
Independent Directors
Alexander Duka* (57)	Class III Director since April 2019; term expires, if elected, in 2027	Independent Director, Trade Arcade, Inc. from September 2021 to present and Senior Advisor to Corporate Development of Acceleration Bay, LLC from December 2019 to Present. Executive Vice President of Corporate Development of Acceleration Bay, LLC from September 2017 to December 2019. Mr. Duka also held various positions at Citigroup, Inc. from 1997 to 2017.	5	A member of the board of directors of BCPL since 2018; a member of the board of trustees of the Alternative Credit Income Fund since 2020; a member of LRFC since July 2021; a member of the board of trustees of the Opportunistic Credit Interval Fund since April 2022; a former member of the board of trustees of Bondhouse Investment Trust from 2019 to 2021.

George Grunebaum (61)	Class I Director since April 2019; term expires in 2025	Chief Executive Officer of Ashmore Investment Management (US) Corp since 2008; President of Ashmore Funds, a series of U.S. registered mutual funds, since 2010; and Director and President of Gordonstoun American Foundation, a non-profit organization, since 2000.	5	A member of the board of trustees of Ashmore Funds since December 2010; a member of the board of directors of BCPL since 2018; a member of the board of trustees of the Alternative Credit Income Fund since 2020; a member of LRFC since July 2021; a member of the board of trustees of the Opportunistic Credit Interval Fund since April 2022.

Name, Address, and Age(1)	Company – Length of Time Served; Term of Office	Principal Occupation(s) During the Past Five Years	Number of Portfolios in the Fund Complex(2) Overseen by the Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director During the Past Five Years(3)
Dean C. Kehler (67)	Class I Director since February 2012; term expires in 2025	Managing Partner of Trimaran Capital Partners since 1993; and Co-Chairman and Co-CEO of GX Acquisition Corp. (2019-2021) and GX Acquisition Corp. II (2020-March 2023).	1	A member of the board of directors of El Pollo Loco Holdings, Inc. from 2005 to March 2023, Celularity Inc. and NioCorp Developments Ltd.

Christopher Lacovara (59)	Class III Director since December 2006; term expires in 2024	Director of Finance and Legal Affairs of Community Access, Inc. since August 2015.	1	None

Robert Warshauer (66)	Class II Director since April 2019; term expires in 2026	Chief Executive Officer of BLST Holdings, LLC (2020 – present). Board Member, Icon Parking Holdings, LLC (2020 – April 2023). Former Managing Director and Head of Investment Banking – NY, Imperial Capital (an investment banking company), 2007 to 2020. Former Board Member, Global Knowledge (education service), 2020 to 2021; MD America (energy company), 2020; and Estrella Broadcasting (Spanish language media), 2019 to 2021.	5	A member of the board of directors of BCPL since 2018; a member of the board of trustees of the Alternative Credit Income Fund since 2020; a member of LRFC since July 2021; Board Member, Global Knowledge (education service) (2020-2021); a member of the board of trustees of the Opportunistic Credit Interval Fund since April 2022.

Joseph Morea (69)	Class II Director since October 2020; term expires in 2026	Former Principal for Berkeley Realty Ventures, LLC	1	A member of the board of directors / board of trustees of: Industrial Logistics Properties Trust since 2018, Seven

Name, Address, and Age(1)	Company – Length of Time Served; Term of Office	Principal Occupation(s) During the Past Five Years	Number of Portfolios in the Fund Complex(2) Overseen by the Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director During the Past Five Years(3)
				Hills Realty Trust since 2017, TravelCenters of America LLC from 2015 to 2023, First Eagle Senior Loan Fund (f/k/a THL Credit Senior Loan Fund) from 2013 to December 2021, Eagle Growth and Income Opportunities Fund from 2015 to 2020, RMR Real Estate Income Fund from 2016 to 2020, and Garrison Capital Inc. from 2015 to October 2020.

Matthew Westwood (54)	Class I Director since October 2020; term expires in 2025	Former Managing Director and principal of Wilshire Associates Incorporated	1	A member of the board of directors of Garrison Capital Inc. from May 2011 to October 2020.

Jennifer Kwon Chou (44)	Class II Director since May 2022; term expires in 2026	Senior Managing Director and Chief Strategy Officer of the Gores Group (2010-present)	2	A member of the board of directors of Logan Ridge Finance Corporation since May 2022.

*	Director nominee of PTMN.
(1)	The address of all directors is c/o Portman Ridge Finance Corporation, 650 Madison Avenue, New York, NY 10022.
(2)	“Fund Complex” includes PTMN, LRFC, BCPL, Alternative Credit Income Fund, and Opportunistic Credit Interval Fund.
(3)

Except as set forth in this table, no current director of the Company otherwise serves, or has served during the past five years, as a director of an investment company registered under the 1940 Act or of a company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act.

Executive Officers

The following persons serve in the following capacities for the Company:

Name	Age	PTMN Position
Ted Goldthorpe	47	President and Chief Executive Officer
Brandon Satoren	35	Chief Financial Officer, Secretary and Treasurer
David Held	53	Chief Compliance Officer
Patrick Schafer	38	Chief Investment Officer

Biographical Information

Additional biographical information regarding the Company’s current directors, nominees for director and officers is set forth below.

Interested Director

Interested Director Nominees

Ted Goldthorpe. Mr. Goldthorpe is the President and Chief Executive Officer of the Company. Mr. Goldthorpe is an executive officer of Sierra Crest and Managing Partner of BCP Credit, an integrated credit platform operating within the BC Partners organization. He joined BC Partners to open BCP Credit in 2017. He was previously President of Apollo Investment Corporation and the Chief Investment Officer of Apollo Investment Management where he was the head of its U.S. Opportunistic Platform and also oversaw the Private Origination business from 2012 to 2016. He was also a member of Apollo’s firm-wide Senior Management Committee. Prior to Apollo, Mr. Goldthorpe worked at Goldman Sachs for 13 years where he most recently ran the bank loan distressed investing desk. He was previously the head of Principal Capital Investing for the Special Situations Group. Mr. Goldthorpe launched BC Partners’ credit business in 2017 and oversees a team of experienced credit professionals. As a Managing Partner of BC Partners, Mr. Goldthorpe is also a member of the Investment Committee of the private equity business.

Mr. Goldthorpe’s prior credit and investment experience, including his experience as an officer of a publicly-traded business development company, led to the Board’s conclusion that Mr. Goldthorpe should serve as a member of the Board.

Patrick Schafer. Mr. Schafer has served as Chief Investment Officer of PTMN since April 2019. He joined BCP Credit in May 2018, having previously worked at Apollo Global Management. Mr. Schafer spent seven years at Apollo in the Opportunistic Credit group, most recently as a Managing Director in Direct Originations. Prior to Apollo, he spent three years at Deutsche Bank Securities in the Investment Banking Division. Mr. Schafer holds a BBA from the University of Notre Dame.

Mr. Schafer’s prior credit and investment experience, including his experience as an officer of a publicly-traded business development company, led to the Board’s conclusion that Mr. Schafer should serve as a member of the Board.

Independent Directors

Independent Director Nominee

Alexander Duka. Mr. Duka is the chairman of the Compensation Committee of the Board of PTMN. Mr. Duka also serves on the Audit Committee and Nominating and Corporate Governance Committee of the Board of PTMN. Mr. Duka was the Executive Vice President of Corporate Development for Acceleration Bay LLC, a patent investment and technology acceleration business headquartered in San Mateo, CA until December 2019, and remains a senior advisor for the firm. Mr. Duka was responsible for Finance, Investor Relations, Strategic Relationships, New Ventures and Acquisitions. He joined the firm in September 2017. Mr. Duka is currently a member of the board of directors of Trade Arcade, Inc. Mr. Duka was a member of the board of directors of BondHouse Investment Trust until February 2021, when he became an advisor to the firm’s sponsor. Mr. Duka previously spent 20 years at Citigroup, a global banking institution, and was a Managing Director in the Financial Institutions group in Global Banking, retiring in February 2017. Mr. Duka was the senior banker responsible for managing Citibank’s banking relationships with a number of high profile traditional and alternative asset management companies. Mr. Duka oversaw all financings, capital markets activity, M&A and the provision of other banking services and advice for this client base. Mr. Duka also worked with these asset managers to develop a new generation of permanent capital vehicles, including Business Development Companies, REITs, Closed End Funds, and European Listed Vehicles. Prior to Citibank, Mr. Duka worked at Bank of New York and United Jersey Bank. Mr. Duka received his B.A. from Rutgers College and his MBA from Rutgers Graduate School of Management.

Through his prior experiences as an executive vice president and managing director at several companies, Mr. Duka brings business expertise and finance and industry skills to his Board service. The foregoing qualifications led to the Board’s conclusion that Mr. Duka should serve as a member of the Board.

Continuing Independent Directors not up for re-election at the Meeting

Jennifer Kwon Chou. Ms. Chou serves on the Nominating and Corporate Governance Committee of the Board. Ms. Chou is Senior Managing Director and Chief Strategy Officer of The Gores Group (“Gores”). Ms. Chou has 20 years of strategy and finance experience and currently oversees firm strategy and the development of new products and partnerships for Gores. She also has management responsibilities over the firm’s origination, capital raising, external communications, and corporate development functions. Since joining Gores in 2010, Ms. Chou has been responsible for raising capital across Gores’ funds. Prior to joining Gores, Ms. Chou was a Director at Sterling Partners, a private equity firm based in Chicago. Prior to Sterling, she worked in capital markets at Lehman Brothers in New York. She began her career at Public Financial Management and the Vanguard Group. Ms. Chou is a graduate of the University of Pennsylvania and also received an M.B.A. from Northwestern University’s Kellogg School of Management where she was a Robert Toigo Fellow.

George Grunebaum. Mr. Grunebaum is the chairman of the Nominating and Corporate Governance Committee of the Board of PTMN. Mr. Grunebaum also serves on the Audit Committee and Compensation Committee of the Board of PTMN. Mr. Grunebaum is Chief Executive Officer of Ashmore Investment Management (US) Corp, which he joined in 2008. He is President of Ashmore Funds, a series of U.S. registered mutual funds. Prior to that, he was co-Managing Partner of Dolomite Capital Management and one of the founding partners of the firm. He began his career in finance in 1986, joining Chase Investment Banks’ Latin America corporate finance division. In 1987, he was asked to join the newly formed Debt Arbitrage Group and from 1988 to 1995, worked in various capacities as an Emerging Markets trader. In 1995, he was asked to run global client trading for the Emerging Markets group and in 1998, was given additional responsibility for global principal risk taking in Emerging Market credit, and for local interest rates and Emerging Market equities in 2001. Mr. Grunebaum continued to work at the firm and its successor institutions and was elected co-chairman of the Emerging Markets Traders Association (EMTA) in 2001, until his retirement from JPMorgan Chase in May 2005. He received his BA from Hamilton College. He is licensed as a Series 7, Series 24, and Series 63 Registered Representative.

Mr. Grunebaum’s executive experience brings extensive business and financial expertise to his Board service. Moreover, due to Mr. Grunebaum’s knowledge of, and experience in, finance and accounting, the Board determined that Mr. Grunebaum is an “audit committee financial expert” as defined under SEC rules. The foregoing qualifications led to the Board’s conclusion that Mr. Grunebaum should serve as a member of the Board.

Dean C. Kehler. Mr. Kehler serves on the Compensation Committee of the Board. Mr. Kehler is a Managing Partner of Trimaran Capital Partners, a manager of private investment funds. Prior to co-founding Trimaran, Mr. Kehler was a vice chairman of CIBC World Markets Corp. and co-head of the CIBC Argosy Merchant Banking Funds. Prior to joining CIBC World Markets Corp. in 1995, Mr. Kehler was a founder and Managing Director of The Argosy Group L.P. Before Argosy, Mr. Kehler was a Managing Director at Drexel Burnham Lambert Incorporated and also worked at Lehman Brothers Kuhn Loeb Incorporated. Mr. Kehler currently serves on the Boards of Directors of Celularity Inc. and NioCorp Developments Ltd. Mr. Kehler previously served as a director of various public and private companies. Mr. Kehler earned his B.S. from The Wharton School of the University of Pennsylvania.

Mr. Kehler possesses particular knowledge and experience in corporate finance, investment management, financial analysis and corporate governance that strengthen the Board’s collective qualifications, skills and experience. The foregoing qualifications led to the Board’s conclusion that Mr. Kehler should serve as a member of the Board.

Joseph Morea. Mr. Morea serves on the Compensation Committee and Nominating and Corporate Governance Committee of the Board. Mr. Morea had served as a director of GARS from 2015 to 2020. Mr. Morea also serves as a director for Industrial Logistics Properties Trust, a REIT primarily investing in industrial and logistics properties, since January 2018, for Seven Hills Realty Trust, a real estate finance company primarily investing in first mortgage loans secured by middle market and transitional commercial real estate, since June 2017, for TravelCenters of America LLC, a company that operates full-service facilities along highways, since February 2015 and for First Eagle Senior Loan Fund, an investment company primarily investing in bank loans, from June 2013 to December 2021. Additionally, he served as a director for Eagle Growth and Income Opportunities Fund, an investment company primarily investing in equity and fixed income securities, from 2015 to 2020 and RMR Real Estate Income Fund, an investment company primarily investing in common and preferred securities issued by REITs and other real estate companies, from 2016 to 2020. Mr. Morea served as the Vice Chairman and Managing Director of RBC Capital Markets from 2003 through June 2012. In this position, Mr. Morea led the U.S. Equity Capital Markets Division, the U.S. Investment Banking Division and the U.S. Commitment Committee. Earlier in his career, Mr. Morea held positions in equity capital markets at UBS, Inc., PaineWebber, Inc. and Smith Barney, Inc. Mr. Morea received a B.S. from Albany State University and a M.B.A. from The Peter J. Tobin College of Business at St. John’s University. Mr. Morea is also an inactive Certified Public Accountant.

Mr. Morea’s extensive knowledge of capital markets and his experience as a director with other investment companies led the Nominating and Corporate Governance Committee and Board to conclude that Mr. Morea is qualified to serve as a director.

Robert Warshauer. Mr. Warshauer is the chairman of the Audit Committee of the Board of PTMN. Mr. Warshauer also serves on the Nominating and Governance Committee and Compensation Committee of the Board of PTMN. Mr. Warshauer is the Chief Executive Officer of BLST Holdings, LLC. Formerly, he was Head of the Investment Banking Group – New York, and Co-Head of the Restructuring Practice in Imperial Capital’s New York Investment Banking Group from 2007 to 2020. He has over 25 years of experience in financings, mergers and acquisitions, and restructurings. Prior to joining Imperial Capital, he was a Managing Director at Kroll Zolfo Cooper, where he advised clients on operational issues, acquisitions and recapitalizations. He was a Managing Director and member of the Board of Directors and the Commitment Committee of Giuliani Capital Advisors LLC, and its predecessor firm, Ernst & Young Corporate Finance LLC. He has also held the position of CEO and President of a branded retail business with over 500 locations and 5,000 employees, been the CEO of an international business services and manufacturing company with operations in 16 countries, and served as President and a member of the board of directors of a publicly traded technology company. He is a former member of the board of directors of the American Bankruptcy Institute, Global Knowledge (education service), MD America (energy company), and Estrella Broadcasting (Spanish language media), and currently serves on several corporate and charitable boards of directors. Mr. Warshauer received his M.B.A. from New York University and his B.S.B.A. from Bucknell University.

Through his broad experience as an officer and director of several companies, in addition to skills acquired with firms engaged in investment banking and financial services, Mr. Warshauer brings extensive business and financial expertise to his Board service. Moreover, due to Mr. Warshauer’s knowledge of, and experience in, finance and accounting, the Board determined that Mr. Warshauer is an “audit committee financial expert” as defined under SEC rules, and that he is qualified to serve as chairman of the Audit Committee of the Board. The foregoing qualifications led to the Board’s conclusion that Mr. Warshauer should serve as a member of the Board.

Matthew Westwood. Mr. Westwood serves on the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee of the Board of PTMN. Mr. Westwood had served as a director of Garrison Capital Inc., a Delaware corporation (“GARS”), from 2011 to 2020. Mr. Westwood formerly served as a managing director and principal of Wilshire Associates Incorporated. While at Wilshire Associates Incorporated, Mr. Westwood was a senior investment professional for Wilshire Private Markets, a global private equity fund of funds. Prior to joining Wilshire Associates Incorporated, Mr. Westwood worked at Ernst & Young LLP where he managed audit and consulting engagements for both public and private clients. During his career, Mr. Westwood has served on numerous private equity limited partner advisory boards. He also formerly served as a member of the board of the Pittsburgh Venture Capital Association and as a member of Wilshire Associates Incorporated’s 401k Committee. Mr. Westwood received a B.S. from Villanova University and an M.B.A. from the University of Pittsburgh. Mr. Westwood is currently an inactive Certified Public Accountant.

Mr. Westwood’s experience at a senior level in the asset management industry and as an accountant led the Company’s Nominating and Corporate Governance Committee and Board to conclude that Mr. Westwood is qualified to serve as a director.

Other Independent Directors not up for re-election at the Meeting

Christopher Lacovara, Esq. Mr. Lacovara serves on the Audit Committee of the Board of PTMN. Mr. Lacovara is the Chief Financial Officer and General Counsel of Community Access, Inc., a non-profit organization that develops, builds and operates rental housing for formerly homeless individuals and low-income families in New York City. Prior to joining Community Access, Mr. Lacovara was an associate at the law firm of Patterson Belknap Webb & Tyler LLP, and worked for the United States Court of Appeals for the Third Circuit and for the New York State Court of Appeals. Prior to becoming an attorney, Mr. Lacovara was a co-managing partner of Kohlberg & Co., L.L.C., a leading middle market private equity firm, which he joined in 1988. Mr. Lacovara received an A.B. from Harvard College, an M.S. in Civil Engineering from the Columbia University School of Engineering and Applied Sciences, and a J.D. from the Columbia University School of Law. Mr. Lacovara has served on the boards of directors of more than 20 privately-held and publicly-listed companies.

As a result of these and other professional experiences, Mr. Lacovara possesses particular knowledge and experience in corporate finance, corporate governance, strategic planning, business evaluation and oversight and financial analysis that strengthen the Board’s collective qualifications, skills and experience. The foregoing qualifications led to the Board’s conclusion that Mr. Lacovara should serve as a member of the Board.

Executive Officers Who are not Directors

David Held. Mr. Held joined PTMN as Chief Compliance Officer in August 2021. Prior to joining PTMN, Mr. Held served as the Chief Compliance Officer of Lyxor Asset Management Inc.

Brandon Satoren. Mr. Satoren has served as Chief Financial Officer, Secretary and Treasurer of PTMN since April 2024. Mr. Satoren also serves as Chief Accounting Officer, Secretary and Treasurer for Logan Ridge Finance Corporation since 2021, Alternative Credit Income Fund since 2021 and Opportunistic Credit Interval Fund since 2022. Mr. Satoren previously was a Vice President and Controller at PennantPark, a Vice President at AQR Capital Management, LLC and a Manager at PricewaterhouseCoopers LLP. He earned a Bachelor of Science in Accounting from the University of Central Florida in 2010. Mr. Satoren is a Certified Public

Accountant licensed to practice in Colorado and is a member of the American Institute of Certified Public Accountants.

Board Leadership Structure

The Board monitors and performs oversight roles with respect to the Company’s business and affairs, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers. Among other things, the Board approves the appointment of the Company’s investment adviser and officers, reviews and monitors the services and activities performed by the Company’s investment adviser and officers and approves the engagement of, and reviews the performance of the independent registered public accounting firm.

Under the bylaws of PTMN, the Board may designate a chairman to preside over the meetings of the Board and to perform such other duties as may be assigned to him or her by the Board. The Company does not have a fixed policy as to whether the chairman of the Board should be an independent director; the Company believes that it should maintain the flexibility to select the chairman and reorganize its leadership structure, from time to time, based on the criteria that is in the Company’s best interests and the best interests of the Company’s stockholders at such times. The Board has established corporate governance procedures to guard against, among other things, an improperly constituted Board. The Company has appointed a lead independent director who acts as the presiding independent director at meetings of the “Non-Management Directors” (which will include the independent directors and other directors who are not officers of the Company even though they may have another relationship with the Company or its management that prevents them from being independent directors). Currently, Mr. Duka serves as the designated lead independent director of the Board.

Presently, Mr. Goldthorpe serves as both Chairman of the Board and President and Chief Executive Officer of the Company. The Board believes that while independent oversight of management is an important component of an effective board of directors, the most effective leadership structure for the Company at the present time is for Mr. Goldthorpe to serve as the principal executive officer of the Company and also serve as Chairman of the Board. The independent directors believe that because Mr. Goldthorpe and his affiliates are ultimately responsible for the day-to-day operation of the Company and for executing the Company’s strategy, and because the performance of the Company is an integral part of Board deliberations, Mr. Goldthorpe is the director best qualified to act as Chairman of the Board. The Board retains the authority to modify this structure to best address the Company’s unique circumstances, and to advance the best interests of all stockholders, as and when appropriate.

The Board also believes, for the reasons set forth below, that its existing corporate governance practices achieve independent oversight and management accountability, which is the goal that many companies seek to achieve. The Company’s governance practices provide for strong independent leadership, independent discussion among directors and for independent evaluation of, and communication with, our executive officers and officers and key personnel of our Adviser. Some of the relevant processes and other corporate governance practices include:

•

A majority of the Board’s directors are independent directors. Each director is an equal participant in decisions made by the full Board. In addition, all matters that relate to the Adviser or any of its affiliates must be approved by a majority of the independent directors. The Audit Committee is comprised entirely of independent directors.

•

The investment advisory agreement by and between the Company and the Adviser (the “Advisory Agreement”) is subject to an annual review by the Board, including a majority of the independent directors. The fees paid to the Adviser must be deemed reasonable, as determined by our independent directors, on an annual basis.

•

The Board meets regularly, and materials are distributed to participants in advance of such meetings, which provides an opportunity for the Board to review materials and hold comprehensive and productive discussions.

The Company’s corporate governance practices include regular meetings of its independent directors in executive session without the presence of interested directors and management, the establishment of an Audit Committee, Nominating and Corporate Governance Committee and Compensation Committee, comprised solely of independent directors and the appointment of a chief compliance officer, with whom the independent directors of the Company meet with in executive session at least once a year, for administering the Company’s compliance policies and procedures. While certain non-management members of the Board may participate on the boards of directors of other public companies, the Company monitors such participation to ensure it is not excessive and does not interfere with their duties to the Company.

Board’s Role in Risk Oversight

The Board performs its risk oversight function primarily through (i) three standing committees, which report to the Board and are comprised solely of independent directors, and (ii) active monitoring by the Company’s chief compliance officer and its compliance policies and procedures.

The Board’s role in risk management is one of oversight. Oversight of investment activities extends to oversight of the risk management processes employed by the Adviser as part of its day-to-day management of investment activities. The Board reviews risk management processes at both regular and special Board meetings throughout the year, consulting with appropriate representatives of the Adviser as necessary and periodically requesting the production of risk management reports or presentations. The goal of the Board’s risk oversight function is to ensure that the risks associated with investment activities are accurately identified, thoroughly investigated and responsibly addressed. The Board’s oversight function cannot, however, eliminate all risks or ensure that particular events do not adversely affect the value of our investments. In particular, the Board may determine at any time to terminate the Advisory Agreement, without the payment of any penalty, upon 60 days’ written notice, and must evaluate the performance of the Adviser, and re-authorize the Advisory Agreement on an annual basis. The Board also supervises the Adviser’s valuation of the Company’s assets.

Although the Board as a whole has retained oversight over the Company’s risk assessment and risk management efforts, much of the Board’s oversight efforts are conducted through the various Committees of the Board. Each Committee then regularly reports back to the full Board on the conduct of the Committee’s functions. The Board, as well as the individual Board Committees, also regularly hear directly from key officers and employees of the Company involved in risk assessment and risk management.

In particular, the Audit Committee assists the Board in risk oversight for the Company by reviewing and discussing with management and the independent auditors of the Company the significant financial and other exposures, and guidelines and policies relating to enterprise risk assessment and risk management, including the Company’s procedures for monitoring and controlling such risks. In addition to exercising oversight over key financial and business risks, the Audit Committee oversees, on behalf of the Board, valuation, financial reporting, tax, and accounting matters, as well as the Company’s internal controls over financial reporting. The Audit Committee also plays a key role in oversight of the Company’s compliance with legal and regulatory requirements, including the Company’s Code of Ethics and, in the case of PTMN, the Compliance Hotline.

The Portman Ridge Hotline may be accessed at: 1-844-668-0632 or visiting the hotline website at bcpartners.ethicspoint.com.

The full Board of the Company regularly reviews the efforts of each of its Committees and discusses, at the level of the full Board, the key strategic, financial, business, legal and other risks facing the Company, as well as the Company’s efforts to manage those risks. The Board also performs its risk oversight responsibilities with the assistance of the Company’s chief compliance officer. The Board annually reviews a written report from the Company’s chief compliance officer discussing the adequacy and effectiveness of the compliance policies and procedures of the Company. The chief compliance officer’s annual report addresses: (i) the operation of the compliance policies and procedures of the Company, its investment adviser and certain other entities since the last report; (ii) any material changes to such policies and procedures since the last report; (iii) any recommendations for material changes to such policies and procedures as a result of the chief compliance officer’s annual review; and (iv) any compliance matter that has occurred since the date of the last report about which the Board would reasonably need to know to oversee compliance. In addition, the Company’s chief compliance officer meets in executive session with the Board’s independent directors at least once a year. The Company believes that the role of the Board in risk oversight is effective and appropriate given the extensive regulation to which it is already subject as a business development company. As a business development company, the Company is required to comply with certain regulatory requirements that control the levels of risk in its business and operations.

Transactions with Related Persons

Investment Advisory Agreement and Administrative Agreement

PTMN is externally managed by Sierra Crest, an affiliate of BC Partners LLP, pursuant to the Investment Advisory Agreement. Mr. Goldthorpe, an interested member of the Board, has a direct or indirect pecuniary interest in Sierra Crest. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Sierra Crest is an affiliate of BC Partners Advisors L.P. BC Partners Holdings Limited is the ultimate control person of Sierra Crest.

PTMN’s Investment Advisory Agreement

Under PTMN’s Investment Advisory Agreement, fees payable to Sierra Crest equal (i) a base management fee (the “Base Management Fee”) and (ii) an incentive fee (the “Incentive Fee”). The Base Management Fee is calculated at an annual rate of 1.50% of PTMN’s average gross assets, excluding cash and cash equivalents, but including assets purchased with borrowed amounts, at the end of the two most recently completed calendar quarters; provided, however, that the Base Management Fee will be 1.00% of PTMN’s average gross assets, excluding cash and cash equivalents, but including assets purchased with borrowed amounts, that exceed the product of (i) 200% and (ii) the value of PTMN’s net asset value at the end of the most recently completed calendar quarter.

The Incentive Fee consists of two parts: (1) a portion based on our pre-incentive fee net investment income and (2) a portion based on the net capital gains received on our portfolio of securities on a cumulative basis for each calendar year, net of all realized capital losses and all unrealized capital depreciation on a cumulative basis, in each case calculated from April 1, 2019, less the aggregate amount of any previously paid capital gains incentive fee. The income incentive fee is 17.50% of pre-incentive fee net investment income with a 7.00% hurdle rate. The capital gains incentive fee is 17.50%.

To determine the income incentive fee, pre-incentive fee net investment income is expressed as a rate of return on the value of PTMN’s net assets at the end of the immediately preceding calendar quarter. Because of the structure of the Incentive Fee, it is possible that PTMN may pay an Incentive Fee in a calendar quarter in which PTMN incurs a loss. For example, if PTMN receives pre-incentive fee net investment income in excess of the quarterly hurdle rate, PTMN will pay the applicable Incentive Fee even if PTMN has incurred a loss in that calendar quarter due to realized capital losses and unrealized capital depreciation. In addition, because the quarterly hurdle rate is calculated based on our net assets, decreases in PTMN’s net assets due to realized capital losses or unrealized capital depreciation in any given calendar quarter may increase the likelihood that the hurdle rate is reached and therefore the likelihood of PTMN paying an incentive fee for the subsequent quarter. PTMN’s net investment income used to calculate this component of the Incentive Fee is also included in the amount of PTMN’s gross assets used to calculate the management fee because gross assets are total assets (including cash received) before deducting liabilities (such as declared dividend payments).

Pre-incentive fee net investment income means dividends (including reinvested dividends), interest and fee income accrued by PTMN during the calendar quarter, minus operating expenses for the quarter (including the management fee, expenses payable under the administration agreement, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind (“PIK”) interest and zero coupon securities), accrued income that PTMN may not have received in cash. Sierra Crest is not obligated to return the Incentive Fee it receives on PIK interest that is later determined to be uncollectible in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

The second component of the Incentive Fee, the capital gains incentive fee, payable at the end of each calendar year in arrears, equals 17.50% of cumulative realized capital gains through the end of such calendar year commencing with the calendar year ending December 31, 2019, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, in each case calculated from April 1, 2019, less the aggregate amount of any previously paid capital gains incentive fee for prior periods. PTMN will accrue, but will not pay, a capital gains incentive fee with respect to unrealized appreciation because a capital gains incentive fee would be owed to Sierra Crest if PTMN were to sell the relevant investment and realize a capital gain. In no event will the capital gains incentive fee payable pursuant to the Investment Advisory Agreement be in excess of the amount permitted by the Advisers Act, including Section 205 thereof.

For the year ended December 31, 2023, Base Management Fees were approximately $7.5 million and Incentive Fees were approximately $7.4 million. Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect from year-to-year if approved annually by a majority of the Board or by the holders of a majority of the outstanding shares, and, in each case, a majority of the independent directors.

The Investment Advisory Agreement may be terminated without penalty, upon 60 days’ written notice, by the vote of a majority of the outstanding voting securities of the Company or by the vote of the Company’s directors or by the Adviser.

Administration Agreement

The Company has entered into an administration agreement with BC Partners Management LLC (the “Administrator”) (the “Administration Agreement”), which is an affiliate of BC Partners LLP and of BC Partners Advisors. Pursuant to the Administration Agreement, the Administrator provides administrative services to the Company necessary for the operations of the Company, which include providing to the Company office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities and such other services as the Administrator, subject to review by the Board, shall from time to time deem to be necessary or useful to perform its obligations under the applicable Administration Agreement. The Administrator also provides to the Company portfolio collection functions for and is responsible for the financial and other records that the Company is required to maintain and prepares, prints and disseminates reports to the Company’s stockholders and reports and all other materials filed with the SEC. The principal address of the Administrator is 650 Madison Avenue, New York, New York 10022.

For providing these services, facilities and personnel, the Company reimburses the Administrator the allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the Administration Agreement, including the Company’s allocable portion of the costs of compensation and related expenses of its chief financial officer and chief compliance officer and their respective staffs.

Such reimbursement is at cost, with no profit to, or markup by, the Administrator. The Administration Agreement may be terminated without penalty, upon 60 days’ written notice, by the vote of a majority of the outstanding voting securities of the Company or by the vote of the Company’s directors or by the Administrator. For the fiscal year ended December 31, 2023, PTMN incurred approximately $2.4 million of administration services expenses under its Administration Agreement.

Review, Approval or Ratification of Transactions with Related Persons

The independent directors of the Company are required to review, approve or ratify any transactions with related persons (as such term is defined in Item 404 of Regulation S-K).

Material Conflicts of Interest

The Company’s executive officers, directors and certain members of the Adviser serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do or of investment funds managed by BC Partners or its affiliates. Almost all of the executive officers of PTMN serve in similar capacities for other investment companies managed by the Adviser or its affiliates, and the independent directors of these other investment companies serve as independent directors of PTMN. BC Partners and its affiliates also manage and sub-advise private investment funds and accounts, and may manage other such funds and accounts in the future, which have investment mandates that are similar, in whole and in part, with the Company. Therefore, there may be certain investment opportunities that satisfy the investment criteria for both PTMN and these other investment companies as well as private investment funds and accounts advised or sub-advised by BC Partners and its affiliates. Accordingly, the Adviser and its affiliates may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our stockholders. For example, the personnel of BC Partners may face conflicts of interest in the allocation of investment opportunities to the Company and such other funds and accounts.

The Company may invest alongside funds and accounts managed or sub-advised by its Adviser and its affiliates in certain circumstances where doing so is consistent with applicable law and SEC staff interpretations. For example, the Company may invest alongside such accounts consistent with guidance promulgated by the staff of the SEC permitting the Company and such other accounts to purchase interests in a single class of privately placed securities so long as certain conditions are met, including that such Adviser, acting on behalf of the Company and on behalf of other clients, negotiates no term other than price or terms related to price.

In addition, on April 10, 2023, the SEC issued an order granting BC Partners’ application for exemptive relief to co-invest, subject to the satisfaction of certain conditions, in certain private placement transactions, among the funds managed by the Adviser or its affiliates, including the Company, BCP Special Opportunities Fund I LP, BCP Special Opportunities Fund II LP, Logan Ridge Finance Corporation, Alternative Credit Income Fund, Opportunistic Credit Interval Fund, and any future funds that are advised by the Adviser or its affiliated investment advisers. Under the terms of the exemptive order, which applies to the Company, in order for the Company to participate in a co-investment transaction a “required majority” (as defined in Section 57(o) of the 1940 Act) of the Company’s independent directors must conclude that (i) the terms of the proposed transaction, including the consideration to be paid, are reasonable and fair to the Company and its stockholders and do not involve overreaching with respect of the Company or its stockholders on the part of any person concerned, and (ii) the proposed transaction is consistent with the interests of the Company’s stockholders and is consistent with the Company’s investment objectives and strategies and certain criteria established by the Board.

Although the Adviser will endeavor to allocate investment opportunities in a fair and equitable manner, the Company and its common stockholders could be adversely affected to the extent investment opportunities are allocated among the Company and other investment vehicles managed or sponsored by, or affiliated with, its executive officers, directors and members of the Adviser. The Company might not participate in each individual opportunity, but will, on an overall basis, be entitled to participate equitably with other entities managed by the Adviser and their affiliates. The Adviser is committed to treating all clients fairly and equitably such that none receive preferential treatment vis-à-vis the others over time, in a manner consistent with its fiduciary duty to each of them; however, in some instances, especially in instances of limited liquidity, the factors may not result in pro rata allocations or may result in situations where certain funds or accounts receive allocations where others do not.

Pursuant to the Investment Advisory Agreement, the Adviser’s liability is limited and the Company is required to indemnify its Adviser against certain liabilities. This may lead the Adviser to act in a riskier manner in performing its duties and obligations under the Investment Advisory Agreement than it would if it were acting for its own account, and creates a potential conflict of interest.

Pursuant to the Administration Agreement, the Administrator furnishes the Company with the facilities, including its principal executive office, and administrative services necessary to conduct its day-to-day operations. The Company pays the Administrator its allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the Administration Agreement, including, without limitation, a portion of the rent at market rates and compensation of the Company’s chief financial officer, chief compliance officer, their respective staffs and other non-investment professionals that perform duties for the Company.

Delinquent Section 16(a) Reports

To our knowledge, based solely on a review of the copies of such reports furnished to us, we believe that all reports under Section 16(a) required to be filed by our officers and directors and greater than ten percent (10%) beneficial owners were timely filed, with the exception that: (a) certain reports that were not timely filed, as disclosed in the Company’s proxy statement, dated April 28, 2023; and (b) Repertoire Master Fund LP and Repertoire Partners LP failed to timely file (i) 3 or more Form 4s in connection with 25 or more trades in shares of our common stock or related derivative transactions in 2022, and (ii) 13 or more Form 4s in connection with 73 or more trades in shares of our common stock or related derivative transactions in 2023.

Corporate Governance

Corporate Governance Documents

PTMN maintains a corporate governance webpage under the “Corporate Governance” link at www.PortmanRidge.com.

The Corporate Governance Policy, 1940 Act Code of Ethics, Sarbanes-Oxley Code of Ethics, Insider Trading Policy, Whistleblower Policy, Audit Committee Charter, Nominating and Corporate Governance Committee Charter and Compensation Committee Charter for PTMN are available at www.PortmanRidge.com and are available to any stockholder who requests them by writing to Portman Ridge Finance Corporation, 650 Madison Avenue, New York, New York 10022, Attention: Secretary.

Director Independence

In accordance with rules of Nasdaq and Section 2(a)(19) of the 1940 Act, the Board annually determines the independence of each director. No director is considered independent unless the Board has determined that he or she has no material relationship with the Company. The Company monitors the status of its directors and officers through the activities of the Company’s Nominating and Corporate Governance Committee and through a questionnaire to be completed by each director no less frequently than annually, with updates periodically if information provided in the most recent questionnaire has materially changed.

In order to evaluate the materiality of any such relationship, the Board uses the definition of director independence set forth in the Nasdaq listing rules. Section 5605 provides that a director of a business development company shall be considered to be independent if he or she is not an “interested person” of the Company, as defined in Section 2(a)(19) of the 1940 Act. Section 2(a)(19) of the 1940 Act defines an “interested person” to include, among other things, any person who has, or within the last two years had, a material business or professional relationship with the Company.

The Board has determined that each of the current directors is, and each director that served during fiscal year 2023, was independent and has no relationship with the Company, except as a director and stockholder of the Company, with the exception of Mr. Goldthorpe. The Board also determined that Mr. Schafer, if elected, would not be an independent director.

Evaluation

The Company’s directors perform an evaluation, no less frequently than annually, of the effectiveness of the Company’s Board and its committees. This evaluation includes Board and Board committee discussions.

Communications with Directors

Stockholders and other interested parties may contact any member (or all members) of the Company’s Board by mail. To communicate with the Board, any individual director or any group or committee of directors, correspondence should be addressed to the Board or any such individual director or group or committee of directors by either name or title. All such correspondence should be sent to Portman Ridge Finance Corporation at 650 Madison Avenue, New York, New York 10022, Attention: Secretary. Any communication to report potential issues regarding accounting, internal controls and other auditing matters will be directed to the Company’s Audit Committee. Appropriate personnel of the Company will review and sort through communications before forwarding them to the addressee(s).

Board Meetings and Committees

PTMN’s Board met five (5) times during fiscal year 2023. Each director attended at least 75% of the total number of meetings of the Board and committees during fiscal year 2023 on which the director served that were held while the director was a member of the Board or such committee, as applicable. The Board standing committees are described below. Directors are encouraged, but not required, to attend each annual meeting of stockholders. Mr. Goldthorpe attended PTMN’s annual meeting of stockholders.

Audit Committee

The Company’s Audit Committee is responsible for selecting, engaging and discharging the Company’s independent accountants, reviewing the plans, scope and results of the audit engagement with its independent accountants, approving professional services provided by its independent accountants (including compensation thereof), reviewing the independence of its independent accountants and reviewing the adequacy of its internal control over financial reporting.

The current members of PTMN’s Audit Committee are Messrs. Duka, Grunebaum, Lacovara, Warshauer and Westwood, each of whom is not an interested person of the Company as defined in the 1940 Act and in the case of PTMN is independent for purposes of the Nasdaq listing rules. Mr. Warshauer serves as the Chairman of the Audit Committee. PTMN’s Board has determined that Mr. Warshauer is an “audit committee financial expert” as defined under SEC rules. The Company’s Audit Committee met four (4) times during fiscal year 2023.

Compensation Committee

The Board has established a Compensation Committee. The Compensation Committee is currently composed of Messrs. Duka, Grunebaum, Kehler, Morea, Warshauer, and Westwood. Mr. Duka serves as Chairman of the Compensation Committee. The Board has determined that each member of the Compensation Committee is not an interested person of PTMN as defined in the 1940 Act and is independent for purposes of the Nasdaq listing. Prior to April 1, 2019, the Compensation Committee determined compensation for the Company’s named executive officers, in addition to administering the Company’s equity compensation plans. Currently none of the Company’s executive officers is compensated by the Company and, as a result, the Compensation Committee will no longer produce and/or review a report on executive compensation practices.

PTMN’s Compensation Committee is currently responsible for reviewing and approving the reimbursement by PTMN of the allocable portion of the compensation of its chief financial officer and chief compliance officer and their respective staffs and other non-investment professionals at Sierra Crest that perform duties for PTMN. In accordance with its Charter, the Compensation Committee may delegate its authority to a subcommittee. PTMN’s Compensation Committee met four (4) times during fiscal year 2023.

Nominating and Corporate Governance Committee

The Company’s Nominating and Corporate Governance Committee is responsible for determining criteria for service on the Board, identifying, researching and nominating directors for election by its stockholders, selecting nominees to fill vacancies on such Board or a committee of the Board, developing and recommending to the Board a set of corporate governance principles and overseeing the self-evaluation of the Board and its committees and evaluation of management.

The members of the Company’s Nominating and Corporate Governance Committee are Messrs. Duka, Grunebaum, Morea, Warshauer and Westwood and Ms. Chou, each of whom is not an interested person (as defined in the 1940 Act) of the Company and is independent for purposes of the Nasdaq listing rules. Mr. Grunebaum serves as the Chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee met four (4) times during fiscal year 2023.

The Company’s Nominating and Corporate Governance Committee considers qualified director nominees recommended by stockholders of the Company when such recommendations are submitted in accordance with the Company’s bylaws and any other applicable law, rule or regulation regarding director nominations. Stockholders of the Company may submit candidates for nomination for the Board by writing to: Board of Directors, Portman Ridge Finance Corporation. When submitting a nomination for consideration, a stockholder must provide certain information about each person whom the stockholder proposes to nominate for election as a director, including: (i) the name, age, business address and residence address of the person; (ii) the principal occupation or employment of the person; (iii) the class or series and number of shares of Company common stock owned beneficially or of record by the person; and the date such shares were acquired and the investment intent of such acquisition; (iv) whether such stockholder believes the individual is an “interested person” of the Company, as defined in the 1940 Act and (v) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder. Such notice must be accompanied by the proposed nominee’s written consent to be named as a nominee and to serve as a director if elected. The Company has not received any recommendations from stockholders requesting consideration of a candidate for inclusion among the Nominating and Corporate Governance Committee’s slate of nominees in this proxy statement.

In evaluating director nominees, the Company’s Nominating and Corporate Governance Committee considers the following factors:

•	availability and commitment of a candidate to attend meetings and to perform his or her responsibilities on the Board;

•	relevant business and related industry experience; educational background; financial expertise;

•	experience with corporate governance matters; an assessment of the candidate’s ability, judgment and expertise;

•	overall diversity of the composition of the Board;

•	the percentage of the Board represented by Independent Directors and whether a candidate would qualify as an Independent Director; and

•	such other factors as the Nominating and Corporate Governance Committee deems appropriate.

The Company’s Nominating and Corporate Governance Committee’s goal is to assemble a Board that brings it a variety of perspectives and skills derived from high quality business and professional experience.

Other than the foregoing, there are no stated minimum criteria for director nominees, although the Company’s Nominating and Corporate Governance Committee may also consider such other factors as it may deem are in the Company’s best interests and those of its stockholders. The Company’s Nominating and Corporate Governance Committee does not assign specific weights to particular criteria, and no particular criterion is necessarily applicable to all prospective nominees. The Company believes that the backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities. The Board does not have a specific diversity policy, but considers diversity of race, religion, national origin, gender, sexual orientation, disability, cultural background and professional experiences in evaluating candidates for Board membership.

The Company’s Nominating and Corporate Governance Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to the applicable business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service or if the Nominating and Corporate Governance Committee and the Board decide not to re-nominate a member for re-election or the Board decides to add a new director to the Board, the Nominating and Corporate Governance Committee would identify the desired skills and experience of a new nominee in light of the criteria above. Current members of the Company’s Nominating and Corporate Governance Committee and Board would review and discuss, for nomination, the individuals meeting the criteria of the Nominating and Corporate Governance Committee. Research may also be performed to identify qualified individuals. The Nominating and Corporate Governance Committee of the Company has not, but may choose to, engage an independent consultant or other third party to identify or evaluate or assist in identifying potential nominees to the Company’s Board.

Code of Business Conduct

The Company has adopted a joint Code of Business Conduct which applies to, among others, executive officers, including the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and all other officers, employees and directors of the Company. If PTMN makes any substantive amendment to, or grants a waiver from, a provision of the Code of Business Conduct, PTMN will promptly disclose the nature of the amendment or waiver on its website at www.PortmanRidge.com.

Securities Trading Policy

PTMN has adopted an Insider Trading Policy that, among other things, prohibits directors, officers and other employees from entering into a short sale transaction or transactions in puts, calls or other derivative securities, on an exchange or in any other organized market, with respect to PTMN’s securities or use any other derivative transaction or instrument to take a short position in respect of PTMN’s securities.

Executive Compensation

Generally, the executive officers of the Company do not receive direct compensation from the Company. The compensation of the principals and other investment professionals of the Adviser are paid by the Adviser or one of its affiliates. Further, the Company is prohibited under the 1940 Act from issuing equity incentive compensation, including stock options, stock appreciation rights, restricted stock and stock, to its officers or directors, or any employees it may have in the future. Compensation paid to the Company’s chief financial officer and chief compliance officer and their respective staffs and other non-investment professionals at the Adviser that perform duties for the Company is set by the Administrator and is subject to reimbursement by the Company of an allocable portion of such compensation for services rendered to it.

During fiscal year 2023, the Administrator incurred approximately $2.4 million for the allocable portion of compensation expenses incurred by the Administrator on behalf of the Chief Financial Officer, Chief Compliance Officer and other support personnel of the Company. The Administrator was reimbursed in the amount of $2.8 million pursuant to the Administration Agreement during fiscal year 2023.

Employment Agreements

The Company does not have any employment agreements.

Compensation Committee Interlocks and Insider Participation

No interlocking relationship, as defined by the rules adopted by the SEC, existed during the year ended December 31, 2023 between any member of the Board or the Compensation Committee and an Executive Officer of the Company.

Board Diversity

In accordance with Nasdaq listing requirements, the Company has disclosed certain gender identity and demographic background information relating to its directors as set forth in the table below.

Portman Ridge Finance Corporation Board Diversity Matrix (as of April 26, 2024)
Total Number of Directors	9
Part I: Gender Identity	Female	Male	Non-Binary	Did Not Disclose Gender
Directors	1	7	0	1

Part II: Demographic Background
African American or Black	0	0	0	0
Alaskan Native or Native American	0	0	0	0
Asian	1	0	0	0
Hispanic or Latinx	0	0	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	0	7	0	0
Two or More Races or Ethnicities	0	0	0	0
LGBTQ+	1
Did Not Disclose Demographic Background	1

Director Compensation

The following table sets forth compensation of the Company’s directors for the fiscal year ended December 31, 2023:

	Fees Earned or Paid in Cash(1)(2)	Total Compensation from Fund and Complex Paid to Directors
Name	PTMN	PTMN	Fund Complex(3)
Interested Directors:
Ted Goldthorpe	—	—	—

Independent Directors:
Alexander Duka	$87,777	$87,777	$299,777
George Grunebaum	$77,777	$77,777	$289,777
Dean C. Kehler	$72,777	$72,777	$72,777
Christopher Lacovara	$72,777	$72,777	$72,777
Robert Warshauer	$82,777	$82,777	$309,277
Matthew Westwood	$72,777	$72,777	$72,777
Joseph Morea	$72,777	$72,777	$72,777
Jennifer Kwon Chou	$72,777	$72,777	$202,777

(1)	For a discussion of the Company’s independent directors’ compensation, see below.

(2)	The Company does not maintain a stock or option plan, non-equity incentive plan or pension plan for its directors.
(3)	“Fund Complex” includes PTMN, LRFC, BCPL, Alternative Credit Income Fund, and Opportunistic Credit Interval Fund.

PTMN

Current Board Fees

Each independent director of the Board is paid an annual board retainer of $77,000. In addition, the lead independent director will receive $10,000, the Chair of the Company’s Audit Committee will receive $10,000, the Chair of the Company’s Nominating and Corporate Governance Committee will receive $5,000 and the Chair of the Company’s Compensation Committee will receive $5,000. In addition, the Company reimburses independent directors for any out-of-pocket expenses related to their service as members of the Board of Directors. The independent directors of the Board do not receive any stock-based compensation for their service as members of the Board. The Company’s directors who are employed by the Adviser or its affiliates do not receive any compensation for their service as members of the Board.

PROPOSAL 2 — RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2024 FISCAL YEAR

Upon the recommendation of the Audit Committee of the Board, the Board has retained Deloitte as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024, subject to ratification by the Company’s stockholders.

It is expected that a representative of Deloitte will participate in the virtual Annual Meeting and will have an opportunity to make a statement if he chooses and will be available to answer questions.

Independent Auditor’s Fees

The following table presents fees for professional services rendered by Deloitte for the fiscal years ended December 31, 2023 and December 31, 2022.

	2023	2022
	PTMN	PTMN
Audit Fees	$795,795	$757,900
Audit-Related Fees	$39,790	$37,895
Aggregate Non-Audit Fees:
Tax Fees	$—	$—
All Other Fees	$—	$—
Total Aggregate Non-Audit Fees	$—	$—

Total Fees	$835,585	$795,795

Audit Fees. Audit fees consist of fees billed for professional services rendered for the audit of the Company’s year-end financial statements and services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings.

Audit-Related Fees. Audit-related services consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

Tax Fees. Tax fees consist of fees billed for professional services for tax compliance. These services include assistance regarding federal, state and local tax compliance.

All Other Fees. All other fees would include fees for products and services other than the services reported above.

Aggregate Non-Audit Fees. There were no aggregate non-audit fees billed by Deloitte to the Adviser and its affiliates who provide on-going services to the Company for the fiscal years ended December 31, 2023 or December 31, 2022.

Required Vote

The affirmative vote of a majority of the votes cast at the Annual Meeting in person (virtually) or by proxy is required to approve this proposal. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal, although they will be considered present for the purpose of determining the presence of a quorum. Because brokers will have discretionary authority to vote for the ratification of the selection of the Company’s registered independent public accounting firm in the event that they do not receive voting instructions from the beneficial owner of shares of our common stock, there should not be any broker non-votes with respect to this proposal.

The Board unanimously recommends a vote “FOR” the proposal to ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for the Company for the fiscal year ending December  31, 2024.

Audit Committee Report

The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the fiscal year ended December 31, 2023.

The Audit Committee operates under a written charter adopted by the Board. The Company’s Audit Committee is currently composed of Messrs. Duka, Grunebaum, Lacovara, Warshauer and Westwood.

Management is responsible for the preparation, presentation and integrity of the Company’s consolidated financial statements and for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures to provide for compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s annual financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and expressing an opinion on the conformity of those audited financial statements in accordance with accounting principles generally accepted in the United States. The Audit Committee’s responsibility is to monitor and oversee these processes. The Audit Committee is also directly responsible for the appointment, compensation and oversight of the Company’s independent registered public accounting firm.

Pre-Approval Policy

The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by the Company’s independent registered public accounting firm. The policy requires that the Audit Committee pre-approve the audit and non-audit services performed by the independent registered public accounting firm in order to assure that the provision of such service does not impair the accounting firm’s independence.

Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee.

Review with Management

The Audit Committee has reviewed the audited consolidated financial statements and met and held discussions with management regarding the audited consolidated financial statements. Management has represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States.

Review and Discussion with Independent Registered Public Accounting Firm

The Audit Committee has discussed with its independent registered public accounting firm, matters required to be discussed by Auditing Standard No. 1301, Communication with Audit Committees, as adopted by the Public Company Accounting Oversight Board and such other matters as such Audit Committee and its independent registered public accounting firm are required to discuss under auditing standards generally accepted in the United States. The Audit Committee received and reviewed the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees (as amended), as adopted by the Public Company Accounting Oversight Board, and has discussed with the firm its independence. The Audit Committee has also considered the compatibility of non-audit services with the firm’s independence.

Selection of Auditors

The Audit Committee also recommended the selection of Deloitte to serve as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2024, subject to ratification by our stockholders. See “Proposal 2 — Ratify the Appointment of Deloitte & Touche LLP as the Independent Registered Public Accounting Firm for the 2024 fiscal year.”

Conclusion

Based on the Audit Committee’s discussion with management and the independent registered public accounting firm, the Audit Committee’s review of the audited financial statements, the representations of management and the report of the independent registered public accounting firm to the Audit Committee, the Audit Committee of the Company recommended that the Board include the audited financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 for filing with the SEC.

Audit Committee

Robert Warshauer, Chairman

Alexander Duka, Member

George Grunebaum, Member

Christopher Lacovara, Member

Matthew Westwood, Member

OTHER MATTERS

Stockholder Proposals Pursuant to Rule 14a-8

Any stockholder proposals submitted pursuant to the SEC’s Rule 14a-8 for inclusion in either Company’s proxy statement and form of proxy for the 2025 Annual Meeting of Stockholders must be received by the Company on or before December 31, 2024, or if the date of the 2025 Annual Meeting of Stockholders has been changed by more than 30 days from the date of the 2024 Annual Meeting of Stockholders, then the deadline is a reasonable time before the Company begins to print and send its proxy materials. Such proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. Any such proposal should be mailed to: Portman Ridge Finance Corporation, 650 Madison Avenue, New York, New York 10022, Attention: Secretary. Proxies solicited by a Company will confer discretionary voting authority with respect to these proposals, subject to SEC rules governing the exercise of this authority.

Stockholder Proposals Other than Pursuant to Rule 14a-8

Stockholder proposals or director nominations for either Company to be presented at the 2025 Annual Meeting of Stockholders, other than stockholder proposals submitted pursuant to the SEC’s Rule 14a-8, must be delivered to, or mailed and received at, the principal executive offices of the Company. Proposal or director nomination must be received not less than 90 days prior to the date of the anniversary of the previous year’s annual meeting of stockholders. For the 2025 Annual Meeting of stockholders, the Company must receive such proposals and nominations no later than March 27, 2025.

In the event that the date of the 2025 Annual Meeting of stockholders is advanced by more than 30 days or delayed by more than 60 days from the first anniversary of the date of the 2024 Annual Meeting of Stockholders, notice by the stockholder in order to be timely must be so received not later than the later of the close of business 90 days prior to such annual meeting or the 10th day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made.

To be in proper written form, a stockholder’s notice to the Secretary relating to any matter must comply with the other requirements contained in PTMN’s bylaws, as applicable, including supporting documentation and other information and representations set forth as to each matter such stockholder proposes to bring before the annual meeting.

Other Business

The Company’s Board does not presently intend to bring any other business before the Annual Meeting. As to any other business that may properly come before the Annual Meeting, however, proxies will be voted in respect thereof in accordance with the discretion of the proxyholders.

Whether or not you expect to participate in the virtual Annual Meeting, please follow the instructions on the Notice of Internet Availability of Proxy Materials to vote via the Internet or telephone, or request, sign, date and return a proxy card so that you may be represented at the Annual Meeting. The Annual Meeting will be a completely virtual meeting of stockholders and will be conducted exclusively by webcast. To participate in the Annual Meeting, visit www.virtualshareholdermeeting.com/PTMN2024 and enter the 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on the proxy card you received, or in the instructions that accompanied your proxy materials. Online check-in will begin at 10:45 a.m., Eastern Time. Please allow time for online check-in procedures. For questions regarding the virtual Annual Meeting and voting, please contact us by calling us collect at (212) 891-2880, by e-mail to PTMN at info@portmanridge.com, or by writing to Portman Ridge Finance Corporation at 650 Madison Avenue, New York, New York 10022, Attention: Secretary.

Delivery of Proxy Materials

Please note that only one copy of the 2024 proxy statement, the 2023 Annual Report on Form 10-K or Notice of Annual Meeting may be delivered to two or more stockholders of record of the Company who share an address unless we have received contrary instructions from one or more of such stockholders.

We will deliver promptly, upon written or oral request, a separate copy of any of these documents to stockholders of record of PTMN at a shared address to which a single copy of such document(s) was delivered. Stockholders who wish to receive a separate copy of any of these documents, or to receive a single copy of such documents if multiple copies were delivered, now or in the future, should submit their request by calling us collect at (212) 891-2880 or by writing to Portman Ridge Finance Corporation at 650 Madison Avenue, New York, New York 10022, Attention: Secretary.

Available Information

The Company files periodic reports, current reports, proxy statements and other information with the SEC. This information is available without charge on the SEC’s website at www.sec.gov. This information, including the Company’s most recent Annual Report on Form 10-K, is also available free of charge by calling us collect at (212) 891-2880, by e-mail to PTMN at info@portmanridge.com, or by writing to Portman Ridge Finance Corporation at 650 Madison Avenue, New York, New York 10022, Attention: Secretary, or in the case of PTMN, on its website at www.PortmanRidge.com. The information on these websites is not incorporated by reference into this proxy statement.

PORTMAN RIDGE FINANCE CORPORATION
650 MADISON AVENUE, 23RD FLOOR
NEW YORK, NY 10022
VOTE BY INTERNET
Before The Meeting – Go to www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
During The Meeting – Go to www.virtualshareholdermeeting.com/PTMN2024
You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.
VOTE BY PHONE – 1-800-690-6903
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VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

1

Proxy Card
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PORTMAN RIDGE FINANCE CORPORATION
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To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the
The Board of Directors recommends you vote FOR
number(s) of the nominee(s) on the line below.
all of the following nominees:
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1.To elect as directors three nominees, each for a term of three years and until his successor is duly elected and qualified.
Nominees
01) Ted Goldthorpe
02) Alexander Duka
03) Patrick Schafer
The Board of Directors recommends you vote FOR proposal 2.
For
Against
Abstain
2.To ratify the selection of Deloitte & Touche LLP as the independent registered public accountant of the Company for the fiscal year ending December 31, 2024.
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NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.
Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.
Signature (PLEASE SIGN WITHIN BOX)
Date
Signature (Joint Owners)
Date

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com
PORTMAN RIDGE FINANCE CORPORATION
Annual Meeting of Shareholders
June 25, 2024 at 11:00 AM, EDT
This proxy is solicited by the Board of Directors
The shareholder(s) hereby appoint(s) Brandon Satoren and David Held, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of PORTMAN RIDGE FINANCE CORPORATION that the shareholder(s) is/are entitled to vote at the 2024 Annual Meeting of Shareholders to be held at 11:00 AM, EDT on June 25, 2024, virtually at www.virtualshareholdermeeting.com/PTMN2024, and any adjournment or postponement thereof.
This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.
Continued and to be signed on reverse side

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